    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 17, 1998

                                                 Registration No. 333-39431
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                             ASPEN TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

             MASSACHUSETTS                                  04-2739697
     (State or other jurisdiction                        (I.R.S. employer
   of incorporation or organization)                  identification number)

                                 TEN CANAL PARK
                         CAMBRIDGE, MASSACHUSETTS 02141
                                 (617) 577-0100
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 ---------------

                                LAWRENCE B. EVANS
                Chairman of the Board and Chief Executive Officer
                             ASPEN TECHNOLOGY, INC.
                                 Ten Canal Park
                         Cambridge, Massachusetts 02141
                                 (617) 577-0100
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 ---------------

                                   Copies to:

           STEPHEN J. DOYLE, ESQ.                       MARK L. JOHNSON, ESQ.
   Vice President, General Counsel, Chief             FOLEY, HOAG & ELIOT LLP
           Legal Officer and Clerk                     One Post Office Square
            ASPEN TECHNOLOGY, INC.                   Boston, Massachusetts 02109
               Ten Canal Park
       Cambridge, Massachusetts 02141

================================================================================



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     The Registrant hereby withdraws from registration a total of 166,359 shares of its common stock, $.10 par value, registered pursuant to its Registration Statement on Form S-3 (registration number 333-39431). The shares being withdrawn were registered for sale from time to time by certain selling stockholders (as named in such Registration Statement) and have not been sold as of the time of filing of this Post-Effective Amendment No. 1.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Massachusetts, on this thirteenth day of February, 1998.

                               ASPEN TECHNOLOGY, INC.


                               By: /s/ Stephen J. Doyle
                                   ---------------------------------------------
                                   Stephen J. Doyle
                                   Vice President, General Counsel, Chief Legal
                                   Officer and Clerk


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed on this thirteenth day of February, 1998 by the following persons in the capacities indicated.

              SIGNATURE                                   TITLE
              ---------                                   -----

                  *                          Chairman of the Board
-------------------------------------        and Chief Executive Officer
         LAWRENCE B. EVANS                   (Principal Executive Officer)

                  *                          Executive Vice President, Finance
-------------------------------------        and Chief Financial Officer
          MARY A. PALERMO                    (Principal Accounting Officer and
                                             Principal Financial Officer)

                  *                          Director
-------------------------------------
          JOSEPH F. BOSTON

                  *                          Director
-------------------------------------
       GRESHAM T. BREBACH, JR.

                  *                          Director
-------------------------------------
          DOUGLAS R. BROWN

                  *                          Director
-------------------------------------
          JOAN C. MCARDLE

                  *                          Director
-------------------------------------
            ALISON ROSS

*By    /s/ Stephen J. Doyle
   ----------------------------------
         STEPHEN J. DOYLE
         Attorney-in-fact